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                                                                   EXHIBIT 10.23

                                             PLEDGE AGREEMENT dated as of May
                                    31, 2000 (this "Agreement"), between RONALD
                                    G. MOFFITT (the "Pledgor"), and HUNTSMAN
                                    PACKAGING CORPORATION, a Utah corporation
                                    (the "Company").

                  In connection with a secured promissory note (the "Note") issued by the Pledgor to the Company on the date hereof, the Company loaned the Pledgor $1,811,739 to acquire 3,750 shares of common stock of the Company (the "Shares"). The Note is secured by a pledge to the Company of all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Securities") (a) all of the Shares, (b) any cash or additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of the Shares, and (c) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to the Shares.

                  NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note, the Pledgor and the Company hereby agree as set forth below.

         SECTION 1. PLEDGE.

                  The Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Securities as security for the prompt and complete payment when due of the unpaid principal and interest on the Note.

         SECTION 2. DELIVERY OF PLEDGED SECURITIES.

                  Upon the execution of this Pledge Agreement, the Pledgor shall deliver to the Company the certificate(s) representing the Pledged Securities, together with a duly executed form of assignment sufficient to transfer title thereto to the Company substantially in the form of Exhibit A attached hereto.

         SECTION 3. STOCK DIVIDENDS; DISTRIBUTIONS ETC.

                  If, while this Pledge Agreement is in effect, the Pledgor becomes entitled to receive or receives any equity securities or other property of the Company in addition to, in substitution of, or in exchange for any of the Pledged Securities (whether as a distribution in connection with any recapitalization, reorganization or reclassification, or as a stock dividend or otherwise), the Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for the Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Securities hereunder.




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         SECTION 4. DEFAULT.

                  If an Event of Default (as defined in the Note) has occurred, the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Securities (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Securities at any private sale or public auction, on not less than ten (10) days written notice to the Pledgor, at such price or prices and upon such terms as the Company may deem advisable. The Pledgor shall have no right to redeem the Pledged Securities after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Securities offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided, however, that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to the Pledgor and the Pledgor shall be entitled to the return of any of the Pledged Securities remaining in the hands of the Company. The Pledgor shall be jointly and severally liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

         SECTION 5. COSTS AND ATTORNEYS' FEES.

                  All costs and expenses, including reasonable attorneys' fees, incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by the Pledgor or repaid from the proceeds of the sale of the Pledged Securities hereunder.

         SECTION 6. PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED SECURITIES.

                  Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Securities to the Pledgor together with all forms of assignment.

         SECTION 7. FURTHER ASSURANCES.

                  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

         SECTION 8. AMENDMENTS.

                  Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective unless such modification, amendment or waiver is approved in writing by each of the parties hereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such


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provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The waiver by any party of a breach of any provision shall not operate or be construed as a waiver of any subsequent breach by any party.

         SECTION 9. ENTIRE AGREEMENT.

                  This Agreement and the Note constitute the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior and contemporaneous understandings, agreements or representations by or among the parties, written or oral, relating to the subject matter hereof.

         SECTION 10. SUCCESSORS AND ASSIGNS.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Pledgor and their respective successors and assigns; provided, however, that the Pledgor shall not assign its rights or obligations under this Agreement without the prior written consent of the Company.

         SECTION 11. NOTICES.

                  All notices, claims, certificates, requests, demands and other communications hereunder shall be made in accordance with the terms of the Stockholders' Agreement (as defined in the Note).

         SECTION 12. GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

                                     *******




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                  IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.

                                       HUNTSMAN PACKAGING CORPORATION

                                       By:/s/ RICHARD P. DURHAM
                                          ------------------------------
                                          Name: Richard P. Durham
                                          Title: Chief Executive Officer

                                       PLEDGOR:

                                        /s/ RONALD G. MOFFITT
                                       ----------------------------------
                                        Ronald G. Moffitt



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                                                                       EXHIBIT A

                                   STOCK POWER

                  For value received, [      ] (the "Stockholder") hereby sells,
assigns and transfers unto HUNTSMAN PACKAGING CORPORATION, a Utah corporation
(the "Company"), [       ] [(     )] shares of the Common Stock of the Company
standing in his name on the books of the Company represented by Certificate No. ____ herewith and does hereby irrevocably constitute the Secretary of the Company as attorney to transfer the said stock on the books of the Company with full power of substitution in the premises in accordance with the terms of the Pledge Agreement dated as of May 31, 2000, between the Company and the Stockholder.

Dated:
      ---------------


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                                                [     ]






Witnessed:


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Name: